MERRILL LYNCH
STRAGEGIC
DIVIDEND FUND








FUND LOGO








Annual Report

July 31, 1997





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH STRATEGIC DIVIDEND FUND


A pie chart illustrating Security Representation as a Percentage of Equities as of July 31, 1997:

Financial Services              21.4%
Energy                          14.1%
Basic Industries                 6.9%
Capital Goods                   17.3%
Utilities                       25.0%
Consumer                        15.3%

US Common Stock
Investments as of
July 31, 1997
                                                    S&P
                                        Fund        500*

Average Capitalization (in billions)    $30.9      $52.0
Price/Book Value                          2.6        3.7
Price/Earnings Ratio**                   16.6       19.9
Yield Based on Current Dividend           3.2%       1.6%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on trailing 12-month earnings.



DEAR SHAREHOLDER


During the quarter ended July 31, 1997, increasing evidence of noninflationary economic growth boosted investor confidence. This growing confidence was confirmed further when, as widely expected, the Federal Reserve Board chose to leave monetary policy unchanged at its July meeting. This confluence of positive indicators helped produce a significant rally in the US stock market. The unmanaged Standard & Poor's 500 Composite Average, led by its 50 largest issues (in terms of stock market capitalization), generated a +19.58% total return for the July quarter. A slight decline in interest rates during the quarter resulted in a modest positive total return for US fixed-income investments.

Current consensus expectations are for the US economy's rate of growth to lose some momentum over the balance of 1997. Although real (inflation-adjusted) gross domestic product (GDP) growth for the first quarter of the year was revised slightly upward to 5.9%, the rate of real growth for the second quarter was announced at a more sustainable 2.2% rate. At the same time, inflationary pressures remain contained. It remains to be seen whether economic activity will continue moderate enough to rule out future Federal Reserve Board monetary policy tightenings later this year.

As the July quarter drew to a close, Congress approved tax-cut and five-year balanced budget bills. Although considered positive because it encourages savings and investment, it is uncertain how successful the new legislation will be in reducing the Federal budget deficit in the years ahead.

At present, it appears that the US economy is perceived favorably by global investors for its ongoing growth and limited inflationary pressures, as supported by the US dollar's continued strength relative to other currencies. If economic data releases continue to support this point of view, the outlook for the US capital markets will remain positive.

Portfolio Matters
For the three months ended July 31, 1997, total returns for Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares were +15.29%, +14.99%, +14.95% and +15.15%, respectively.
The Fund's performance lagged the +19.58% total return for the unmanaged Standard & Poor's 500 Index (S&P 500), and nearly matched the +15.31% total return for an unmanaged portfolio of the 200 highest-yielding stocks in the S&P 500. (Results shown are before the deduction of sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total return, see pages 4--8 of this report to shareholders.)

Since it is our goal that the Fund achieve an overall yield which is better than the yield of the S&P 500, our heaviest weightings remained in the highest-yielding stocks, specifically in stocks with yields greater than 2.5%. This accounted for about 62% of the Fund's net assets. These stocks significantly lagged in price performance relative to the overall market during the July quarter. However, the relatively strong price gains of our lower-yielding investments, particularly those in the basic industrial, capital goods, consumer cyclical and growth, and financial companies, helped offset the weak price increases of our higher-yielding utilities and real estate investment trusts.

With the stock market continuing to set record levels during the July quarter, finding attractively valued, high-yielding stocks became much more challenging. As a result, our investment activities during the July quarter were focused on increasing the Fund's dividend yield by pruning holdings in lower-yielding stocks and adding higher-yielding ones. We reduced our positions in seven companies which had appreciated significantly in price and whose yields had declined, and eliminated our position in one company. We added five new positions and increased our investment in one existing holding.

We eliminated AT&T Corp. because of renewed concerns about management's succession, the continued threat of market share erosion and increasing price competition from the imminent entry into the long distance market by regional bell operating companies.

Our new investments included Apartment Investment & Management Co., an apartment real estate investment trust; Cooper Industries, Inc., a diversified manufacturer of automotive parts, electrical products, and tools and hardware; Harris Corporation, a manufacturer of electronic systems, semiconductors, and communications and office equipment; Ogden Corporation, a diversified company engaged in a wide range of waste disposal services, aviation services and a provider of entertainment and sports venues; and Uniao de Bancos Brasileiros S.A. (Unibanco), a major Brazilian banking concern. We increased our investment in Occidental Petroleum Corp. because we believed the stock was undervalued relative to the overall market and the oil group. These new investments offered attractive total return potentials as well as above-market dividend yields.

Fiscal Year in Review
The Fund's primary investment focus continued to be stocks with higher-than-market yields. The dividend yield on the Fund's equity holdings averaged 3.5% during the 12 months ended July 31, 1997, substantially above the 2.0% average for the S&P 500. The Fund's total return for the 12 months ended July 31, 1997 for Class A, Class B, Class C and Class D Shares were +40.42%, +38.90%, +38.84% and +39.99%, respectively. While the Fund's performance lagged the formidable +52.02% total return of the unmanaged S&P 500, it outperformed its benchmark universe of higher-yielding stocks (as measured by an unmanaged portfolio of the 200 highest-yielding stocks in the S&P 500 Index, which returned +35.72% during this 12-month period). The Fund's performance, relative to higher-yielding stocks, was positively impacted by our holdings in the shares of companies in the banking, insurance, pharmaceuticals, household products and capital goods industries, which together more than offset the poor relative performance of our utility and energy holdings.

The Fund has historically maintained a greater-than-market exposure to the three highest-yielding market sectors: utilities, 23.0% of net assets at July 31, 1997; financials, 19.7%; and energy, 12.9%. However, over the past 12 months, our exposure to the consumer and capital goods sectors increased as our holdings in these sectors appreciated significantly. We continued to search for attractively valued, high-yielding investments, even as the overall stock market continued to climb to record levels and overall yields declined. Our transactions during the fiscal year ended July 31, 1997 were limited to taking capital gains in several of our larger holdings and adding to a few select companies spread over a wide range of market sectors.

We employ a conservative investment strategy emphasizing diversification when selecting stocks for Merrill Lynch Strategic Dividend Fund. We seek out companies that have strong leadership positions in their main lines of business or hold attractive market niche positions. These companies are typically financially sound and their shares attractively valued. As a result, most of our holdings are rated B+ or better by Standard & Poor's Ratings Services and are perceived to have defensive and low volatility characteristics. In most cases, our holdings possess among the highest dividend yields within their respective industries. This strategy enables us to meet the Fund's primary investment strategy of seeking to provide long-term total returns from a diversified investment portfolio which yields more than the S&P 500.

In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager



September 4, 1997



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1995                               10.70         12.22         1.309            0.463            +32.08
1996                               12.22         12.68         1.232            0.527            +19.08
1/1/97--7/31/97                    12.68         15.21          --              0.183            +21.56
                                                              ------           ------
                                                        Total $4.922     Total $4.563

                                                         Cumulative total return as of 7/31/97: +209.94%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1995                               10.71         12.24         1.309            0.330            +30.73
1996                               12.24         12.69         1.232            0.391            +17.71
1/1/97--7/31/97                    12.69         15.22          --              0.112            +20.92
                                                              ------           ------
                                                        Total $5.048     Total $3.822

                                                         Cumulative total return as of 7/31/97: +218.02%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1995                               10.69         12.17         1.309            0.358            +30.59
1996                               12.17         12.61         1.232            0.400            +17.82
1/1/97--7/31/97                    12.61         15.11          --              0.111            +20.81
                                                              ------           ------
                                                        Total $3.339     Total $0.977

                                                          Cumulative total return as of 7/31/97: +82.12%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1995                               10.71         12.22         1.309            0.439            +31.69
1996                               12.22         12.68         1.232            0.496            +18.79
1/1/97--7/31/97                    12.68         15.20          --              0.166            +21.34
                                                              ------           ------
                                                        Total $3.339     Total $1.216

                                                          Cumulative total return as of 7/31/97: +86.25%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

Total Return
Based on a
$10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index. Beginning and ending values are:

                                     11/29/88**       7/97

ML Strategic Dividend Fund++--
Class A Shares*                       $ 9,475        $29,370

Standard & Poor's 500 Index++++       $10,000        $45,178

High Yield Index++++                  $10,000        $22,278


A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index. Beginning and ending values are:

                                     11/25/87**       7/97

ML Strategic Dividend Fund++--
Class B Shares*                       $10,000        $31,802

Standard & Poor's 500 Index++++       $10,000        $52,020

High Yield Index++++                  $10,000        $21,663


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Standard & Poor's 500 and High Yield Index.
Beginning and ending values are:

                                     10/21/94**       7/97

ML Strategic Dividend Fund++--
Class C Shares*                       $10,000        $18,212

ML Strategic Dividend Fund++--
Class D Shares*                       $ 9,475        $17,648

Standard & Poor's 500 Index++++       $10,000        $21,867

High Yield Index++++                  $10,000        $16,793

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Strategic Dividend Fund invests primarily in companies with a continuous record of paying dividends.
  ++++This unmanaged broad-based Index is comprised of common stocks. ++++++This unmanaged Index consists of the first quintile of the highest-yielding stocks of the S&P 500. This Index does not include reinvestment of all dividends and capital gains distributions.

      Past performance is not predictive of future performance.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                        +27.18%        +20.50%
Five Years Ended 6/30/97                  +15.45         +14.22
Inception (11/29/88) through 6/30/97      +13.27         +12.56

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                        +25.83%        +21.83%
Five Years Ended 6/30/97                  +14.27         +14.27
Inception (11/25/87) through 6/30/97      +12.10         +12.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                        +25.86%        +24.86%
Inception (10/21/94) through 6/30/97      +22.20         +22.20

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/97                        +26.87%        +20.21%
Inception (10/21/94) through 6/30/97      +23.19         +20.74

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                                12 Month     3 Month
                                                              7/31/97    4/30/96     7/31/96    % Change     % Change
ML Strategic Dividend Fund Class A Shares*                    $15.21     $13.28       $12.43     +34.87%(1)   +14.53%
ML Strategic Dividend Fund Class B Shares*                     15.22      13.29        12.44     +34.83(1)    +14.52
ML Strategic Dividend Fund Class C Shares*                     15.11      13.20        12.37     +34.70(1)    +14.47
ML Strategic Dividend Fund Class D Shares*                     15.20      13.28        12.43     +34.78(1)    +14.46
Standard & Poor's 500 Index**                                 954.29     801.34       639.95     +49.12       +19.09
ML Strategic Dividend Fund Class A Shares--Total Return*                                         +40.42(2)    +15.29(3)
ML Strategic Dividend Fund Class B Shares--Total Return*                                         +38.90(4)    +14.99(5)
ML Strategic Dividend Fund Class C Shares--Total Return*                                         +38.84(6)    +14.95(7)
ML Strategic Dividend Fund Class D Shares--Total Return*                                         +39.99(8)    +15.15(9)
Standard & Poor's 500 Index--Total Return**                                                      +52.02       +19.58

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.232 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.536 per share ordinary income dividends and $1.232 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.097 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.396 per share ordinary income dividends and $1.232 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.060 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.400 per share ordinary income dividends and $1.232 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.061 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.504 per share ordinary income dividends and $1.232 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.088 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                      (in US dollars)
                                    Shares                                                                 Value    Percent of
EUROPE       Industries              Held                  Common Stocks                     Cost        (Note 1a)  Net Assets
Netherlands  Oil--International     67,200    Royal Dutch Petroleum PLC (NY
                                              Registered Shares)                       $    982,387     $  3,759,000    1.8%

                                              Total Investments in the
                                              Netherlands                                   982,387        3,759,000    1.8

Spain        Oil & Gas Producers    25,000    Repsol S.A. (ADR)*                            798,632        1,006,250    0.5

                                              Total Investments in Spain                    798,632        1,006,250    0.5

United       Oil--International     38,336    British Petroleum Co. PLC (ADR)*            1,696,341        3,160,324    1.6
Kingdom
                                              Total Investments in the United
                                              Kingdom                                     1,696,341        3,160,324    1.6

                                              Total Investments in Europe                 3,477,360        7,925,574    3.9

LATIN
AMERICA

Brazil       Banks                  49,400  ++Uniao de Bancos Brasileiros S.A.
                                              (Unibanco) (GDR)**                          1,667,250        1,988,350    1.0

                                              Total Investments in Latin America          1,667,250        1,988,350    1.0

NORTH
AMERICA

United       Aerospace & Defense    40,000    Northrop Grumman Corp.                      1,435,900        4,605,000    2.3
States                              28,000    Rockwell International Corp.                1,565,072        1,837,500    0.9
                                    60,000    TRW Inc.                                    1,663,737        3,510,000    1.8
                                                                                       ------------     ------------  ------
                                                                                          4,664,709        9,952,500    5.0

             Automobiles            85,000    Ford Motor Company                          2,416,975        3,474,375    1.7
                                    50,000    General Motors Corp.                        2,421,750        3,093,750    1.6
                                                                                       ------------     ------------  ------
                                                                                          4,838,725        6,568,125    3.3

             Automotive             72,000    Arvin Industries, Inc.                      1,656,934        2,506,500    1.2
             Equipment              60,000    Dana Corp.                                  1,649,850        2,726,250    1.4
                                                                                       ------------     ------------  ------
                                                                                          3,306,784        5,232,750    2.6

             Banks                  20,000    Bankers Trust New York Corp.                1,418,062        2,023,750    1.0
                                    40,000    Barnett Banks, Inc.                         1,002,350        2,277,500    1.1
                                    74,000    CoreStates Financial Corp.                  2,584,813        4,564,875    2.3
                                    46,000    First Commerce Corp.                        1,587,910        2,415,000    1.2
                                    10,000    J.P. Morgan & Co., Inc.                       897,556        1,158,750    0.6
                                    46,000    Mellon Bank Corp.                             990,205        2,320,125    1.2
                                    23,000    Mercantile Bancorp.                         1,002,055        1,622,938    0.8
                                                                                       ------------     ------------  ------
                                                                                          9,482,951       16,382,938    8.2

             Capital Goods          40,000    General Electric Co.                          966,225        2,807,500    1.4
                                    28,000    Minnesota Mining & Manufacturing Co.        1,608,098        2,653,000    1.3
                                    25,000    Ogden Corporation                             526,750          525,000    0.3
                                                                                       ------------     ------------  ------
                                                                                          3,101,073        5,985,500    3.0

             Chemicals              23,000    The Dow Chemical Co.                        1,369,880        2,185,000    1.1
                                    61,400    E.I. du Pont de Nemours & Co.               2,060,442        4,109,963    2.0
                                                                                       ------------     ------------  ------
                                                                                          3,430,322        6,294,963    3.1

             Cosmetics              17,000    Avon Products, Inc.                           506,260        1,233,563    0.6

             Drugs                  40,000    American Home Products Corp.                2,125,575        3,297,500    1.6
                                    55,000    Bristol-Myers Squibb Co.                    1,255,753        4,314,062    2.2
                                    35,000    Eli Lilly & Co.                               951,993        3,955,000    2.0
                                                                                       ------------     ------------  ------
                                                                                          4,333,321       11,566,562    5.8

             Engineering &          37,000    Foster Wheeler Corp.                        1,380,470        1,641,875    0.8
             Construction


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
NORTH AMERICA                       Shares                                                                 Value    Percent of
(concluded)  Industries              Held                  Common Stocks                     Cost        (Note 1a)  Net Assets
United       Financial Services     35,000    Beneficial Corp.                         $  1,352,468     $  2,537,500    1.3%
States                              30,000    PaineWebber Group Inc.                        713,100        1,200,000    0.6
(concluded)                                                                            ------------     ------------  ------
                                                                                          2,065,568        3,737,500    1.9

             Forest Products        60,000    Weyerhaeuser Co.                            2,666,100        3,735,000    1.9

             Household Products     12,000    The Clorox Co.                                728,490        1,675,500    0.8

             Industrial--           38,000    Cooper Industries, Inc.                     2,036,029        2,111,375    1.1
             Consumer Goods

             Insurance              95,000    American General Corp.                      1,961,793        5,058,750    2.5
                                    30,000    Lincoln National Corp.                      1,275,150        2,133,750    1.1
                                   110,000    Ohio Casualty Corp.                         3,512,187        5,101,250    2.5
                                                                                       ------------     ------------  ------
                                                                                          6,749,130       12,293,750    6.1

             Machinery             106,200    The Manitowoc Company, Inc.                 1,306,732        4,088,700    2.0

             Merchandising          50,000    J.C. Penney Company Inc.                    2,315,950        2,925,000    1.5
                                    29,000    May Department Stores Co.                   1,140,994        1,620,375    0.8
                                                                                       ------------     ------------  ------
                                                                                          3,456,944        4,545,375    2.3

             Metals                 55,000    Carpenter Technology Corp.                  1,747,599        2,612,500    1.3

             Oil--Domestic          28,000    Atlantic Richfield Co.                      1,584,596        2,094,750    1.1
                                    90,000    Occidental Petroleum Corp.                  2,323,525        2,255,625    1.1
                                    62,000    Phillips Petroleum Co.                      2,146,570        2,855,875    1.4
                                    50,000    Ultramar Corp.                              1,578,500        1,662,500    0.8
                                                                                       ------------     ------------  ------
                                                                                          7,633,191        8,868,750    4.4

             Oil--International     40,000    Exxon Corp.                                 1,189,846        2,570,000    1.3
                                    40,000    Mobil Corp.                                   915,150        3,060,000    1.5
                                    30,000    Texaco Inc.                                 1,407,728        3,481,875    1.8
                                                                                       ------------     ------------  ------
                                                                                          3,512,724        9,111,875    4.6

             Photography            40,000    Eastman Kodak Co.                           1,624,689        2,680,000    1.3

             Real Estate            38,000    Apartment Investment & Management
             Investment Trusts                Co. (Class A)                               1,201,028        1,216,000    0.6
                                    40,000    Avalon Properties, Inc.                       830,602        1,105,000    0.6
                                    35,000    Essex Property Trust, Inc.                    854,486        1,148,437    0.6
                                    60,000    Patriot American Hospitality Inc.             788,310        1,496,275    0.7
                                                                                       ------------     ------------  ------
                                                                                          3,674,426        4,965,712    2.5

             Telecommunications     30,000    Harris Corporation                          2,600,982        2,606,250    1.3

             Utilities--Electric    85,000    American Electric Power Co., Inc.           2,682,600        3,803,750    1.9
                                   106,000    Boston Edison Company                       2,656,360        2,981,250    1.5
                                   126,000    Consolidated Edison Co. of New
                                              York, Inc.                                  3,559,500        3,984,750    2.0
                                   105,000    Edison International, Inc.                  1,759,425        2,651,250    1.3
                                   100,000    Houston Industries Inc.                     1,934,250        2,093,750    1.1
                                    50,000    Long Island Lighting Co.                    1,120,500        1,228,125    0.6
                                    60,000    Northern States Power Co.                   2,613,600        3,082,500    1.5
                                    66,000    Public Service Co. of Colorado              2,137,905        2,747,250    1.4
                                   100,000    Wisconsin Energy Corp.                      2,593,500        2,556,250    1.3
                                                                                       ------------     ------------  ------
                                                                                         21,057,640       25,128,875   12.6

             Utilities--Gas &      149,000    AGL Resources, Inc.                         2,790,407        3,119,687    1.6
             Gas Pipeline           40,000    Consolidated Natural Gas Co.                1,805,775        2,315,000    1.2
                                    15,000    KN Energy, Inc.                               607,105          630,000    0.3
                                    50,000    Sonat Inc.                                    882,073        2,493,750    1.2
                                                                                       ------------     ------------  ------
                                                                                          6,085,360        8,558,437    4.3

             Utilities--            40,000    GTE Corp.                                   1,429,930        1,860,000    0.9
             Telecommunications     60,000    NYNEX Corp.                                 2,299,200        3,326,250    1.7
                                    90,000    Southern New England Telecommuni-
                                              cations Corp.                               3,095,355        3,577,500    1.8
                                    55,000    U S West Communications Group, Inc.         1,852,675        2,010,937    1.0
                                                                                       ------------     ------------  ------
                                                                                          8,677,160       10,774,687    5.4

             Utilities--Water       76,000    American Water Works Co., Inc.              1,429,750        1,648,250    0.8

                                              Total Investments in North America        112,097,129      174,001,312   87.0

                                              Total Common Stocks                       117,241,739      183,915,236   91.9

                                   Face
                                  Amount                Short-Term Securities

             Repurchase         $5,816,000    UBS Securities Inc., purchased
             Agreements***                    on 7/31/1997 to yield 5.75% to
                                              8/01/1997                                   5,816,000        5,816,000    2.9

             US Government       5,000,000    Federal Home Loan Mortgage Corp.,
             Agency                           5.39% due 8/05/1997                         4,996,257        4,996,257    2.5
             Obligations****

                                              Total Short-Term Securities                10,812,257       10,812,257    5.4

             Total Investments                                                         $128,053,996      194,727,493   97.3
                                                                                       ============
             Other Assets Less Liabilities                                                                 5,323,480    2.7
                                                                                                        ------------  ------
             Net Assets                                                                                 $200,050,973  100.0%
                                                                                                        ============  ======

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Repurchase Agreements are fully collateralized by US Government &
             Agency Obligations.
         ****US Government Agency Obligations are traded on a discount basis;
             the interest rate shown is the discount rate paid at the time of purchase by the Fund.
           ++Non-income producing security.

             See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES
                    As of July 31, 1997
Assets:             Investments, at value (identified cost--$128,053,996) (Note 1a)                         $194,727,493
                    Receivables:
                      Securities sold                                                      $ 12,737,387
                      Dividends                                                                 462,154
                      Beneficial interest sold                                                  280,187       13,479,728
                                                                                           ------------
                    Prepaid registration and other assets (Note 1f)                                               49,925
                                                                                                            ------------
                    Total assets                                                                             208,257,146
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    7,369,689
                      Beneficial interest redeemed                                              449,636
                      Investment adviser (Note 2)                                                99,617
                      Distributor (Note 2)                                                       97,948        8,016,890
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       189,283
                                                                                                            ------------
                    Total liabilities                                                                          8,206,173
                                                                                                            ------------

Net Assets:         Net assets                                                                              $200,050,973
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    190,321
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        614,523
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                         20,013
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        490,571
                    Paid-in capital in excess of par                                                         120,086,393
                    Undistributed investment income--net                                                         379,522
                    Undistributed realized capital gains on investments--net                                  11,596,133
                    Unrealized appreciation on investments--net                                               66,673,497
                                                                                                            ------------
                    Net assets                                                                              $200,050,973
                                                                                                            ============

Net Asset           Class A--Based on net assets of $28,940,112 and 1,903,208
Value:                       shares of beneficial interest outstanding                                      $      15.21
                                                                                                            ============
                    Class B--Based on net assets of $93,509,060 and 6,145,233
                             shares of beneficial interest outstanding                                      $      15.22
                                                                                                            ============
                    Class C--Based on net assets of $3,024,553 and 200,133
                             shares of beneficial interest outstanding                                      $      15.11
                                                                                                            ============
                    Class D--Based on net assets of $74,577,248 and 4,905,708
                             shares of beneficial interest outstanding                                      $      15.20
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended July 31, 1997
Investment          Dividends (net of $35,053 foreign withholding tax)                                      $  6,198,512
Income              Interest and discount earned                                                                 495,021
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               6,693,533
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,056,060
                    Account maintenance and distribution fees--Class B (Note 2)                 965,768
                    Transfer agent fees--Class B (Note 2)                                       171,034
                    Account maintenance fees--Class D (Note 2)                                  137,032
                    Printing and shareholder reports                                            100,652
                    Transfer agent fees--Class D (Note 2)                                        79,117
                    Registration fees (Note 1f)                                                  72,218
                    Professional fees                                                            56,617
                    Transfer agent fees--Class A (Note 2)                                        31,713
                    Account maintenance and distribution fees--Class C (Note 2)                  24,804
                    Custodian fees                                                               21,251
                    Trustees' fees and expenses                                                  19,698
                    Accounting services (Note 2)                                                  9,157
                    Transfer agent fees--Class C (Note 2)                                         4,588
                    Pricing fees                                                                    290
                    Other                                                                         6,730
                                                                                           ------------
                    Total expenses                                                                             2,756,729
                                                                                                            ------------
                    Investment income--net                                                                     3,936,804
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         13,476,208
Unrealized Gain on  Change in unrealized appreciation on investments--net                                     41,809,369
Investments--Net                                                                                            ------------
(Notes 1b, 1c,
1e & 3):            Net Increase in Net Assets Resulting from Operations                                    $ 59,222,381
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                             For the Year Ended July 31,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $  3,936,804     $  3,835,631
                    Realized gain on investments and foreign currency transactions
                    --net                                                                    13,476,208       19,882,622
                    Change in unrealized appreciation/depreciation on investments--net       41,809,369        1,345,776
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     59,222,381       25,064,029
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (633,917)        (535,935)
Shareholders          Class B                                                                (1,785,749)      (1,991,833)
(Note 1g):            Class C                                                                   (46,527)         (30,000)
                      Class D                                                                (1,455,366)        (921,650)
                    Realized gain on investments--net:
                      Class A                                                                (1,974,335)      (2,003,328)
                      Class B                                                               (10,210,077)     (13,717,932)
                      Class C                                                                  (237,095)        (122,417)
                      Class D                                                                (5,178,309)      (2,210,481)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (21,521,375)     (21,533,576)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                     1,139,438       (6,726,944)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  38,840,444       (3,196,491)
                    Beginning of year                                                       161,210,529      164,407,020
                                                                                           ------------     ------------
                    End of year*                                                           $200,050,973     $161,210,529
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    379,522     $    364,277
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in                               Class A
                    the financial statements.
                                                                                  For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++     1995      1994       1993
Per Share           Net asset value, beginning of year                $  12.43   $  12.24  $  12.78  $  13.60   $  12.79
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .38        .38       .39       .41        .44
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 4.17       1.55      1.10      (.12)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.55       1.93      1.49       .29       1.25
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.39)      (.36)     (.42)     (.46)      (.44)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.77)     (1.74)    (2.03)    (1.11)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.21   $  12.43  $  12.24  $  12.78   $  13.60
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  40.42%     16.98%    14.04%     2.38%     10.03%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .90%      1.04%     1.05%      .85%       .81%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               2.87%      3.04%     3.39%     3.42%      3.38%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 28,940   $ 18,106  $ 18,687  $ 21,854   $ 34,228
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.29%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0619   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                    The following per share data and ratios have
                    been derived from information provided in                               Class B
                    the financial statements.
                                                                                  For the Year Ended July 31,
                    Increase (Decrease) in Net Asset Value:           1997++++   1996++++     1995      1994       1993
Per Share           Net asset value, beginning of year                $  12.44   $  12.23  $  12.77  $  13.59   $  12.78
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .26       .29       .33        .31
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 4.16       1.55      1.07      (.18)       .81
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.41       1.81      1.36       .15       1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.22)     (.29)     (.32)      (.31)
                      Realized gain on investments--net                  (1.38)     (1.38)    (1.61)     (.65)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.63)     (1.60)    (1.90)     (.97)      (.31)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.22   $  12.44  $  12.23  $  12.77   $  13.59
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  38.90%     15.89%    12.82%     1.30%      8.90%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.94%      2.08%     2.09%     1.88%      1.84%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               1.89%      2.06%     2.36%     2.39%      2.37%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 93,509   $ 96,461  $130,921  $167,889   $227,089
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.29%     26.42%    52.69%    22.75%     25.23%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0619   $  .0576        --        --         --
                                                                      ========   ========  ========  ========   ========

                                                                 Class C                            Class D

                    The following per share data and
                    ratios have been derived from                           For the                             For the
                    information provided in the                             Period                              Period
                    financial statements.                                   Oct. 21,                            Oct. 21,
                                                       For the Year        1994++ to        For the Year       1994++ to
                    Increase (Decrease) in Net         Ended July 31,      July 31,         Ended July 31,      July 31,
                    Asset Value:                   1997++++     1996++++     1995       1997++++    1996++++      1995
Per Share           Net asset value, beginning
Operating           of period                     $  12.37     $  12.20    $  11.84    $  12.43    $  12.24     $  11.85
Performance:                                      --------     --------    --------    --------    --------     --------
                    Investment income--net             .24          .24         .21         .35         .34          .26
                    Realized and unrealized
                    gain on investments and
                    foreign currency
                    transactions--net                 4.13         1.55        1.21        4.16        1.57         1.23
                                                  --------     --------    --------    --------    --------     --------
                    Total from investment
                    operations                        4.37         1.79        1.42        4.51        1.91         1.49
                                                  --------     --------    --------    --------    --------     --------
                    Less dividends and
                    distributions:
                      Investment income--net          (.25)        (.24)       (.25)       (.36)       (.34)        (.29)
                      Realized gain on
                      investments--net               (1.38)       (1.38)       (.81)      (1.38)      (1.38)        (.81)
                                                  --------     --------    --------    --------    --------     --------
                    Total dividends and
                    distributions                    (1.63)       (1.62)      (1.06)      (1.74)      (1.72)       (1.10)
                                                  --------     --------    --------    --------    --------     --------
                    Net asset value, end of
                    period                        $  15.11     $  12.37    $  12.20    $  15.20    $  12.43     $  12.24
                                                  ========     ========    ========    ========    ========     ========

Total Investment    Based on net asset value
Return:**           per share                       38.84%       15.78%      13.30%+++   39.99%      16.73%       13.98%+++
                                                  ========     ========    ========    ========    ========     ========

Ratios to Average   Expenses                         1.95%        2.08%       2.19%*      1.15%       1.28%        1.38%*
Net Assets:                                       ========     ========    ========    ========    ========     ========
                    Investment income--net           1.83%        1.91%       1.94%*      2.62%       2.62%        2.93%*
                                                  ========     ========    ========    ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                $  3,025     $  1,953    $    811    $ 74,577    $ 44,691     $ 13,988
                                                  ========     ========    ========    ========    ========     ========
                    Portfolio turnover              14.29%       26.42%      52.69%      14.29%      26.42%       52.69%
                                                  ========     ========    ========    ========    ========     ========
                    Average commission rate
                    paid++++++                    $  .0619     $  .0576          --    $  .0619    $  .0576           --
                                                  ========     ========    ========    ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the year.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Strategic Dividend Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes to Class D account maintenance and distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its tax-able income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $  384        $ 6,245
Class D                                $1,314        $19,683

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges ("CDSCs") of $125,517 and $1,310 relating to transactions in Class B and Class C Shares, respectively. This figure may include CDSCs, which are contingent obligations that arise when a shareholder's shares are redeemed prior to the expiration of the applicable CDSC period and the proceeds are reinvested, without the imposition of a sales charge, in Class A Shares in conjunction with such shareholder's participation in the Merrill Lynch Mutual Funds Advisor ("MFA") program. The CDSC is booked as a contingent obligation that declines over a two-year period and is not payable unless the shareholder terminates participation in the MFA program.

In addition, MLPF&S received $8,080 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $23,710,108 and $47,594,076, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $13,476,206    $66,673,497
Short-term investments                      2             --
                                  -----------    -----------
Total                             $13,476,208    $66,673,497
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $66,673,497, of which $66,780,397 related to appreciated securities and $106,900 related to depreciated securities. At July 31,1997, the aggregate cost of investments for Federal income tax purposes was $128,053,996.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $1,139,438 and $(6,726,944) for the years ended July 31, 1997 and July 31, 1996, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           738,877   $  9,839,082
Shares issued to shareholders in
reinvestment of dividends and
distributions                         174,588      2,156,968
                                 ------------   ------------
Total issued                          913,465     11,996,050
Shares redeemed                      (466,533)    (6,214,661)
                                 ------------   ------------
Net increase                          446,932   $  5,781,389
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           180,887   $  2,269,224
Shares issued to shareholders in
reinvestment of dividends and
distributions                         178,596      2,119,723
                                 ------------   ------------
Total issued                          359,483      4,388,947
Shares redeemed                      (430,082)    (5,371,607)
                                 ------------   ------------
Net decrease                          (70,599)  $   (982,660)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,152,569   $ 15,222,749
Shares issued to shareholders in
reinvestment of dividends and
distributions                         780,725      9,588,807
                                 ------------   ------------
Total issued                        1,933,294     24,811,556
Automatic conversion of shares     (1,502,518)   (20,727,653)
Shares redeemed                    (2,041,893)   (27,000,714)
                                 ------------   ------------
Net decrease                       (1,611,117)  $(22,916,811)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,123,504   $ 14,059,381
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,073,934     12,682,001
                                 ------------   ------------
Total issued                        2,197,438     26,741,382
Automatic conversion of shares     (2,767,942)   (34,512,602)
Shares redeemed                    (2,374,171)   (29,558,902)
                                 ------------   ------------
Net decrease                       (2,944,675)  $(37,330,122)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           168,820   $  2,194,913
Shares issued to shareholders in
reinvestment of dividends and
distributions                          16,466        201,175
                                 ------------   ------------
Total issued                          185,286      2,396,088
Shares redeemed                      (143,105)    (1,879,385)
                                 ------------   ------------
Net increase                           42,181   $    516,703
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           145,930   $  1,818,959
Shares issued to shareholders in
reinvestment of dividends and
distributions                           9,105        107,703
                                 ------------   ------------
Total issued                          155,035      1,926,662
Shares redeemed                       (63,574)      (801,102)
                                 ------------   ------------
Net increase                           91,461   $  1,125,560
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           148,779   $  1,971,059
Automatic conversion of shares      1,502,850     20,727,653
Shares issued to shareholders in
reinvestment of dividends and
distributions                         436,926      5,386,950
                                 ------------   ------------
Total issued                        2,088,555     28,085,662
Shares redeemed                      (778,090)   (10,327,505)
                                 ------------   ------------
Net increase                        1,310,465   $ 17,758,157
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           512,946   $  6,437,453
Automatic conversion of shares      2,765,284     34,512,602
Shares issued to shareholders in
reinvestment of dividends and
distributions                         214,959      2,586,011
                                 ------------   ------------
Total issued                        3,493,189     43,536,066
Shares redeemed                    (1,040,583)   (13,075,788)
                                 ------------   ------------
Net increase                        2,452,606   $ 30,460,278
                                 ============   ============

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Strategic Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Strategic Dividend Fund as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Strategic Dividend Fund as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

Of the ordinary income distributions paid quarterly by Merrill Lynch Strategic Dividend Fund during its taxable year ended July 31, 1997, 98.39% qualify for the dividends received deduction for corporations.

Additionally, the following information summarizes the long-term capital gains distributions paid by the Fund during its taxable year ended July 31, 1997:

                       Record      Payable     Long-Term
                        Date        Date      Capital Gains

Class A Shares:       10/03/96    10/11/96      $1.104876
                      12/12/96    12/20/96      $0.127501

Class B Shares:       10/03/96    10/11/96      $1.104876
                      12/12/96    12/20/96      $0.127501

Class C Shares:       10/03/96    10/11/96      $1.104876
                      12/12/96    12/20/96      $0.127501

Class D Shares:       10/03/96    10/11/96      $1.104876
                      12/12/96    12/20/96      $0.127501

Please retain this information for your records.



PORTFOLIO CHANGES (unaudited)


For the Quarter Ended July 31, 1997

 Additions

 Apartment Investment & Management Co.
   (Class A)
 Cooper Industries, Inc.
*EDP--Electricidade de Portugal, S.A.
   (ADR)
 Harris Corporation
 Ogden Corporation
 Uniao de Bancos Brasileiros S.A.
   (Unibanco) (GDR)


 Deletions

 AT&T Corp.
*EDP--Electricidade de Portugal, S.A.
   (ADR)

[FN]
*Added and deleted in the same quarter.

PORTFOLIO INFORMATION (unaudited)


As of July 31, 1997

                                            Percent of
Ten Largest Common Stock Holdings           Net Assets

Ohio Casualty Corp.                             2.5%
American General Corp.                          2.5
Northrop Grumman Corp.                          2.3
CoreStates Financial Corp.                      2.3
Bristol-Myers Squibb Co.                        2.2
E.I. du Pont de Nemours & Co.                   2.0
The Manitowoc Company, Inc.                     2.0
Consolidated Edison Co. of New York, Inc.       2.0
Eli Lilly & Co.                                 2.0
American Electric Power Co., Inc.               1.9



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Thomas D. Jones III, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863